INCOME
                                                               OPPORTUNITIES
                                                               FUND 1999, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               December 31, 1998

                      INCOME OPPORTUNITIES FUND 1999, INC.

The Benefits and Risks of Leveraging

Income Opportunities Fund 1999, Inc. is authorized to borrow funds and utilize leverage in amounts not exceeding 331/3% of its total assets (including the amount borrowed). The Fund's ability to leverage creates an opportunity for increased net income, but, at the same time, creates special risks. The Fund will only borrow or use leverage when the Investment Adviser believes that it will benefit the Fund. To the extent that the income derived from securities purchased with borrowed funds exceeds the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used.

Conversely, if the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. In this case, the Fund may nevertheless maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol

IOF

                         Income Opportunities Fund 1999, Inc., December 31, 1998

DEAR SHAREHOLDER

For the year ended December 31, 1998, Income Opportunities Fund 1999, Inc. earned $0.571 per share income dividends, which included earned and unpaid dividends of $0.046 per share. This represents a net annualized yield of 5.78%, based on a month-end net asset value of $9.87 per share. Over the same period, the Fund's total investment return was +5.82%, based on a change in per share net asset value from $9.89 to $9.87, and assuming reinvestment of $0.571 per share income dividends.

Economic Environment

During the six-month period ended December 31, 1998, global market volatility increased, marked by a series of adverse business, economic and political developments. Despite a precipitous drop in interest rates, US credit market spreads widened significantly during the six-month period, as investors became more risk averse in response to the deepening global financial problems. In an effort to alleviate the liquidity squeeze gripping the US credit market and prevent the US economy from tumbling into a recession, the Federal Reserve Board lowered interest rates on three separate occasions during the six-month period.

Numerous events caused market volatility to increase and credit market spreads to widen. The deleveraging process caused by the hedge fund crisis, coupled with deteriorating economic conditions in Latin America and Japan and US presidential impeachment proceedings, prompted wide gyrations in US equity prices and a tightening of bank credit standards. Consequently, US credit spreads widened to levels seen only in past recessions. In a preemptive move to ease the liquidity strain upon the credit markets, the Federal Reserve Board lowered the Federal Funds rate by 75 basis points (0.75%) to 4.75% and the discount rate was reduced 50 basis points to 4.50% over a span of just seven weeks, the fastest easing move since the last economic recession in 1991.

Despite global economic turmoil, the US economy continued to exhibit stronger-than-expected growth in the third quarter of 1998. Led by an improved trade deficit and strong consumer demand, gross domestic product (GDP) growth rose 3.7% in the third quarter. After a 2.2% and 2.1% reduction in GDP during the first and second quarters of 1998, respectively, fewer imports helped improve the trade deficit in the third quarter. As a result, the US trade deficit subtracted just 0.6% from third-quarter GDP. More important, consumer spending, which rose 4.1% in the third quarter, remains exceptionally strong and continues to outstrip income growth. In addition, housing growth remains particularly strong with new home sales and new housing starts at or near their all-time highs.

As we move into 1999, we expect low interest rates and low inflation coupled with strong wage and employment growth to continue to serve as the catalysts for strong overall economic growth. More important, consumer demand should remain strong, driven by the wealth effect generated from high equity market valuations. As a result, we believe GDP growth will remain firm throughout the first half of 1999. Consequently, we expect monetary policy to remain neutral over the near term, as the Federal Reserve Board reassesses the impact of its interest rate cuts upon the US economy. Barring further unforeseen global economic turmoil, we believe this environment is likely to be positive for mortgage-backed securities.

Portfolio Matters

At year-end 1998, Income Opportunities Fund 1999, Inc.'s per share net asset value was $9.87, just $.13 below its year-end 1999 target of $10.00 per share. As we begin the Fund's final year of operations, our primary investment strategy continues to focus on seeking to return $10.00 per share net asset value upon the Fund's maturity. With that in mind, it is essential that we monitor the monthly dividend to avoid a payout above the earnings rate. It is inevitable that the dividend rate will be reduced as we get closer to the Fund's maturity and the Fund's earnings on assets are likely to decline.

While the Fund's per share net asset value was $9.87 at December 31, 1998, it continues to be restricted by two significant situations. First, the yield curve remains very flat. As a result, the holdings in the portfolio are not benefiting from rolling down the yield curve (that is, appreciate over time with no change in interest rates). Second, the financial turmoil that has existed since the summer has caused yield spreads to comparable maturities of Treasury securities to widen dramatically. This has moved prices on most securities lower. Looking ahead, we expect that yield spreads should return to more historic levels, especially since the securities held by the Fund will be closer to their maturity dates. If this occurs in 1999, it will have a positive effect on the Fund's net asset value.

From a perspective of earnings, the portfolio is moving lower in yield as many of the high-yielding assets are paying down. We are reinvesting assets at much lower rates, since interest rates are lower and our reinvestment time frame is shorter. In addition, the flat yield curve is keeping borrowing costs high. This is compounded by the credit-induced decoupling of Treasury interest rates and the London Interbank Offered Rate (LIBOR). LIBOR, a benchmark for our borrowing costs, has not dropped nearly as much as Treasury interest rates, which have benefited from a worldwide flight to quality. Finally, as the Fund nears its scheduled maturity we are seeking to structure the portfolio more conservatively to protect the net asset value. As such, we are reducing some of the leveraged positions that were enhancing the Fund's yield.

In Conclusion

We thank you for your investment in Income Opportunities Fund 1999, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Gregory Mark Maunz

Gregory Mark Maunz
Senior Vice President and Portfolio Manager

February 5, 1999

PROXY RESULTS

During the six-month period ended December 31, 1998, Income Opportunities 1999 Fund, Inc. stockholders voted on the following proposals. The proposals were approved at a stockholders' meeting on October 8, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
--------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        Joe Grills                         40,788,274           881,772
                                                  Walter Mintz                       40,772,302           897,744
                                                  Robert S. Salomon Jr.              40,788,279           881,767
                                                  Melvin R. Seiden                   40,761,451           908,595
                                                  Stephen B. Swensrud                40,779,483           890,563
                                                  Arthur Zeikel                      40,766,031           904,015

--------------------------------------------------------------------------------------------------------------------------

                                                                               Shares Voted   Shares Voted    Shares Voted
                                                                                    For          Against         Abstain
--------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                        40,945,968      213,147         510,931
--------------------------------------------------------------------------------------------------------------------------


                                     2 & 3

                      Income Opportunities Fund 1999, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS

                                                                                                                             Percent
                        S&P   Moody's     Face                                                                     Value     of Net
                      Rating  Rating     Amount                        Issue                         Cost        (Note 1a)   Assets
====================================================================================================================================
Adjustable Rate@                                   CS First Boston Mortgage Securities Corp.:
Mortgage-Backed       AAA@@   Aaa     $11,962,553    98-FL2A-A1, 6.001% due 1/15/2000            $ 11,941,993  $ 11,941,993     2.8%
& Asset-Backed        AAA     Aaa      12,160,384    98-FL1A-A, 5.707% due 9/10/2000               12,148,984    12,126,183     2.9
Obligations*--        NR#     A2       25,000,000    98-FL1-D, 6.156% due 12/10/2000               24,950,781    24,796,875     5.8
London Interbank      AAA     Aaa       5,000,000  ContiMortgage Home Equity Loan Trust,
Offered Rate                                       98-3-A12, 5.695% due 5/15/2013 (b)               4,991,406     4,958,400     1.2
Indexed Obligations                                DLJ Commercial Mortgage Corp.###:
                      NR#     Aaa       6,246,494    98-STFA-A1, 5.91% due 2/08/2000                6,246,494     6,223,069     1.5
                      NR#     Aa2       7,400,000    98-STFA-A2, 6.06% due 10/08/2000               7,387,250     7,358,375     1.7
                      NR#     A2        5,000,000    98-ST1A-A3, 6.26% due 12/08/2000               5,004,981     4,964,062     1.2
                      AAA@@@  Aaa       5,000,000  Saks Master Trust, 96-1-A, 5.791% due
                                                   3/20/2002                                        4,998,828     4,999,219     1.2
                      AA+     Aaa       2,346,370  Sears Mortgage Securities Corporation,
                                                   REMIC** 92-18B-A2, 7.199% due 9/25/2022 (b)      2,361,691     2,364,317     0.5
                      --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Adjustable Rate
                                                   Mortgage-Backed & Asset-Backed Obligations--
                                                   London Interbank Offered Rate Indexed
                                                   Obligations                                     80,032,408    79,732,493    18.8
====================================================================================================================================
Fixed Rate                                         American Southwest Financial Securities
Mortgage-Backed                                    Corp.:
& Asset-Backed        A-      NR#         330,270    94-1-A1, 5.50% due 6/02/1999 (7)                 327,793       328,206     0.1
Obligations*          AAA@@@  Aaa       9,144,187    95-C1-A1A, 7.30% due 10/17/2001                9,284,485     9,241,344     2.2
                      AAA     Aaa      15,000,000  Arcadia Automobile Receivables Trust,
                                                   97-B-A4, 6.50% due 6/17/2002                    15,202,922    15,215,625     3.6
                      NR#     AAA@@     1,278,942  Blackrock Capital Finance L.P., CMO***
                                                   96-C2-B, 7.728% due 11/15/2026###(a)             1,284,841     1,272,547     0.3
                                                   Federal Home Loan Mortgage Corporation, Pool:
                      NR#     NR#         577,681    G50191, 5% due 6/01/1999                         567,933       581,292     0.1
                      NR#     NR#         123,029    G50200, 5% due 6/01/1999                         120,953       122,585     0.0
                      NR#     NR#         180,962    L73244, 5.50% due 8/01/2000                      177,965       180,524     0.0
                                                   Federal Home Loan Mortgage Corporation,
                                                   REMIC** (b):
                      NR#     NR#       2,765,347    1923-PC, 6.25% due 12/15/2014 (1)              2,747,631     2,759,291     0.7
                      NR#     NR#       1,500,000    G-13-PG, 6% due 7/25/2016                      1,477,969     1,501,875     0.4
                      NR#     NR#       5,500,000    G-29-P, 7% due 2/25/2018 (1)                   5,550,347     5,541,250     1.3
                      NR#     NR#       7,860,370    1747-E, 7.25% due 1/15/2019 (1)                7,952,881     7,870,196     1.9
                      NR#     NR#       3,184,125    1751-PE, 7.625% due 7/15/2019 (1)              3,216,771     3,189,092     0.8
                                                   Federal National Mortgage Association, Pool:
                      NR#     NR#         965,021    50671, 6% due 12/01/1999                         955,521       962,608     0.2
                      NR#     NR#      19,051,528    80306, 8% due 3/01/2000 (1)                   19,209,444    19,050,575     4.5
                      NR#     NR#         165,706    209622, 5.50% due 4/01/2000                      162,133       165,430     0.0
                      NR#     NR#       2,082,846    50759, 6% due 7/01/2000                        2,062,343     2,082,221     0.5
                      NR#     NR#       1,582,262    124909, 6% due 7/01/2000                       1,566,686     1,581,787     0.4
                      NR#     NR#       1,113,264    50780, 6% due 8/01/2000                        1,102,305     1,112,930     0.3
                                                   Federal National Mortgage Association,
                                                   REMIC**:
                      NR#     NR#       7,781,618    94-M2-A, 6.625% due 2/25/2001 (1)              7,672,189     7,895,911     1.9
                      NR#     NR#      16,600,000    97-67-PC, 6.25% due 3/18/2005 (1)(b)          16,594,164    16,610,375     3.9
                      NR#     NR#       5,440,937    92-44-G, 7.25% due 10/25/2005 (1)(a)           5,471,396     5,469,121     1.3
                      NR#     NR#       8,872,127    94-M3-B, 7.71% due 4/25/2006 (1)(b)            9,085,751     8,983,029     2.1
                      NR#     NR#         100,628    94-M5-A, 8.40% due 2/25/2009 (b)                 102,121       101,886     0.0
                      NR#     NR#       3,525,915    G93-16-E, 5% due 11/25/2015 (a)                3,237,207     3,503,878     0.8
                      NR#     NR#       2,435,778    G93-20-PE, 5.90% due 5/25/2016 (a)             2,393,152     2,429,689     0.6
                      NR#     NR#       5,000,000    97-7-PK, 6.50% due 10/18/2017 (1)(b)           5,004,533     5,020,365     1.2
                      AAA     Aaa      15,000,000  Ford Credit Auto Owner Trust, 98-B-A3, 5.85%
                                                   due 10/15/2001                                  14,992,969    15,135,937     3.6
                                                   GE Capital Mortgage Services, Inc.,
                                                   REMIC** (b):
                      AAA     AAA@@    11,138,000    95-9-A3, 6.375% due 11/25/2025                11,037,062    11,153,389     2.6
                      AAA     AAA@@    17,772,554    98-9-A1, 6.50% due 6/25/2028                  17,821,089    17,866,971     4.2
                      NR#     NR#       8,552,000  Government National Mortgage Association,
                                                   CMO*** 97-16-PB, 7% due 7/20/2019 (b)            8,616,654     8,573,380     2.0
                      AAA     Aaa       6,500,000  Household Automobile Revolving Trust,
                                                   98-1-A2, 5.514% due 11/19/2001                   6,500,000     6,430,938     1.5
                                                   Kidder Peabody Acceptance Corp., REMIC** (b):
                      AA      AA+@@     4,000,000    94-C1-B, 6.85% due 2/01/2006                   4,028,625     4,030,000     1.0
                      NR#     A+@@      8,000,000    94-C1-C, 7% due 2/01/2006                      8,060,052     8,215,520     1.9
                      A       A2       15,000,000  NationsBank Auto Owner Trust, 96-A-B2, 6.875%
                                                   due 5/15/2003 (b)                               15,177,640    15,243,750     3.6
                      A       A2        6,000,000  NationsBank Credit Card Master Trust, 95-1-B,
                                                   6.625% due 4/15/2003 (b)                         6,057,648     6,086,220     1.4
                      AAA     Aaa      15,272,196  Newcourt Equipment Trust Securities, 98-2-A2,
                                                   5.29% due 10/15/2000                            15,270,421    15,272,196     3.6
                                                   PNC Mortgage
                                                   Securities Corp., CMO*** (b):
                      AAA     Aaa      16,921,269    97-6-A1, 6.49% due 10/25/2026                 16,919,154    16,963,573     4.0
                      AAA     AAA@@@    5,250,000    98-6-1A3, 6.40% due 9/25/2028                  5,261,420     5,276,460     1.2
                                                   Prudential Home Mortgage Securities
                                                   Company, Inc., REMIC**:
                      AAA@@   Aaa       3,416,705    92-36-A8, 6.50% due 11/25/1999                 3,362,251     3,428,424     0.8
                      AAA@@   Aaa      16,800,000    93-40-A3, 6.50% due 10/25/2023 (b)            16,485,000    16,815,960     4.0
                      AA      AA+@@@      121,498  Resolution Trust Corporation, REMIC**
                                                   93-C2-B, 7.75% due 3/25/2025 (b)                   122,233       121,498     0.0
                                                   UCFC Home Equity Loan (b):
                      AAA     Aaa       3,242,228    97-B-A2, 6.52% due 11/15/2011                  3,239,188     3,233,085     0.8
                      AAA     Aaa       6,000,000    96-D1-A3, 6.541% due 11/15/2013                6,003,737     6,016,980     1.4
                      AAA     AAA@@@   43,135,000  Vornado Finance Corp., CMO***, 6.36% due
                                                   12/01/2000###                                   39,205,137    42,959,764    10.1
                      NR#     A3        4,997,228  World Omni Automobile Lease Securitization
                                                   Corp., 97-B-B, 6.46% due 11/25/2003###(b)        5,016,278     5,059,693     1.2
                      --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Fixed Rate
                                                   Mortgage-Backed & Asset-Backed Obligations     325,707,994   330,657,370    78.0
====================================================================================================================================


                                     4 & 5

                         Income Opportunities Fund 1999, Inc., December 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                                             Percent
                        S&P   Moody's     Face                                                                     Value     of Net
                      Rating  Rating     Amount                        Issue                         Cost        (Note 1a)   Assets
====================================================================================================================================
Derivative            AAA@@@  Aaa     $24,994,111  American Southwest Financial Securities
Mortgage-Backed                                    Corp., REMIC**
Obligations*--                                     95-C1-S1A, 2.579% due 10/17/2001              $  2,227,264  $    499,882     0.1%
Interest Only (3)                                  Federal Home Loan Mortgage Corporation,
                                                   REMIC**:
                      NR#     NR#         541,086    G-24-IA, 6.50% due 8/25/2013 (a)                       0         6,637     0.0
                      NR#     NR#       2,626,753    1523-PH, 6.50% due 2/15/2018 (b)                 208,044       194,704     0.1
                                                                                                 ------------  ------------   -----
                                                                                                    2,435,308       701,223     0.2
====================================================================================================================================
Derivative                                         Federal Home Loan Mortgage Corporation,
Mortgage-Backed                                    REMIC**:
Obligations*--        NR#     NR#       9,309,541    1453-S, 6.97% due 1/15/2000                    8,515,321     9,440,433     2.2
Inverse Floaters (4)  NR#     NR#       2,998,970    1516-SC, 4.83% due 6/15/2000 (1)               2,257,662     2,928,145     0.7
                      NR#     NR#       5,618,048    1516-S, 5.24% due 6/15/2000 (1)                5,194,939     5,586,088     1.3
                      NR#     NR#       1,605,504    1521-S, 5.13% due 7/15/2000                    1,465,023     1,549,813     0.4
                      NR#     NR#       4,381,205    1743-S, 5.85% due 8/15/2001                    3,663,783     4,381,614     1.0
                      NR#     NR#       5,983,631    1765-S, 7.12% due 1/15/2002                    4,958,934     6,015,381     1.4
                                                   Federal National Mortgage Association,
                                                   REMIC**:
                      NR#     NR#       5,003,830    93-81-S, 1.94% due 6/25/2000                   3,366,640     4,789,566     1.1
                      NR#     NR#       7,229,513    93-123-S, 7.94% due 7/25/2000 (1)              7,423,500     7,484,787     1.8
                      NR#     NR#      10,000,000    X-169-B, 3.84% due 9/25/2000                   7,650,000     9,718,656     2.3
                                                   Prudential Home Mortgage Securities
                                                   Company, Inc., REMIC**:
                      AAA@@   Aaa       1,353,653    93-59-A6, 2.605% due 12/25/2000                1,061,349     1,283,192     0.3
                      AAA@@   Aaa       2,122,069    93-59-A8, 3.078% due 12/25/2000                1,697,655     2,020,580     0.5
                                                                                                 ------------  ------------   -----
                                                                                                   47,254,806    55,198,255    13.0
====================================================================================================================================
Derivative                                         Government National Mortgage Association,
Mortgage-Backed                                    REMIC**
Obligations*--        NR#     NR#       1,002,660  94-5-PA, 8.023% due 6/16/2012 (2)(a)             1,000,428       992,313     0.2
Principal Only (5)    --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Derivative
                                                   Mortgage-Backed Obligations                     50,690,542    56,891,791    13.4
====================================================================================================================================
                                                   Total Investments in Mortgage-Backed &
                                                   Asset-Backed Obligations                       456,430,944   467,281,654   110.2
====================================================================================================================================
Corporate             BBB     Baa3     10,000,000  AT&T Capital Corp., 6.501% due 6/07/2000        10,000,000     9,980,000     2.3
Bonds                 --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Corporate Bonds            10,000,000     9,980,000     2.3
====================================================================================================================================
Short-Term            Repurchase       14,700,000  Morgan Stanley Co., purchased on 12/31/1998
Securities            Agreements##                 to yield 5.60% to 1/04/1999                     14,700,000    14,700,000     3.5
                      --------------------------------------------------------------------------------------------------------------
                      US Government        75,000  US Treasury Bills, 4.08% due 1/07/1999 (6)          74,975        74,978     0.0
                      Obligations####
                      --------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities      14,774,975    14,774,978     3.5
====================================================================================================================================
                                                   Total Investments                             $481,205,919   492,036,632   116.0
                                                                                                 ============
                                                   Variation Margin on Financial Futures
                                                   Contracts#####                                                   261,998     0.1

                                                   Liabilities in Excess of Other Assets                        (68,340,637)  (16.1)
                                                                                                               ------------   -----
                                                   Net Assets                                                  $423,957,993   100.0%
                                                                                                               ============   =====
====================================================================================================================================

      Average life estimates are made using realistic prepayment assumptions. Actual maturities could differ from those estimates. Corresponding average life estimates for bonds are as follows:
(a)   Less than 1 year.
(b)   1-3 years.
* Mortgage-Backed & Asset-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
** Real Estate Mortgage Investment Conduits (REMICs) are identified by the year created, series issued and the particular tranche.
***   Collateralized Mortgage Obligation (CMO).
@ Adjustable Rate Mortgage-Backed & Asset-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
@@    Rating of issue is by Fitch Investors Service.
@@@   Rating of issue is by Duff & Phelps.
(1) Security represents collateral in connection with Reverse Repurchase Agreements (Note 5).
(2)   The interest rate shown represents the approximate yield to maturity.
(3) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(4) Instruments with variable or floating interest rates that move in the opposite direction of short-term interest rates.
(5) Represents the principal only portion of a mortgage-backed obligation. Stripped securities are traded on a discount basis and amortized to maturity.
(6) All or a portion of the security held as collateral in connection with open financial futures contracts.
(7) Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $328,000, representing 0.1% of net assets.

      --------------------------------------------------------------------------
                                      Acquisition                        Value
      Issue                               Date             Cost        (Note 1a)
      --------------------------------------------------------------------------
      American Southwest Financial
        Securities Corp., 94-1-A1,
        5.50% due 6/02/1999             2/11/1998        $327,793       $328,206
      --------------------------------------------------------------------------
      Total                                              $327,793       $328,206
                                                         ========       ========
      --------------------------------------------------------------------------

#     Not Rated.
## Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
### The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
#### Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at time of purchase by the Fund.
##### Financial futures contracts sold as of December 31, 1998 were as follows:

      --------------------------------------------------------------------------
      Number of                           Expiration        Value
      Contracts    Issue      Exchange       Date      (Notes 1a & 1c)
      --------------------------------------------------------------------------
         65      Eurodollar     CME       March 1999     $15,444,812
         50      Eurodollar     CME        June 1999      11,886,250
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$27,122,125)                $27,331,062
                                                         ===========
      --------------------------------------------------------------------------

Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


                                     6 & 7

                      Income Opportunities Fund 1999, Inc., December 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of December 31, 1998
=================================================================================================================================
Assets:              Investments, at value (identified cost--$481,205,919) (Note 1a) ..........                     $ 492,036,632
                     Receivables:
                       Interest ...............................................................    $   2,478,709
                       Principal paydowns .....................................................          420,502
                       Variation margin (Note 1c) .............................................          261,998        3,161,209
                                                                                                   -------------
                     Prepaid expenses and other assets ........................................                             8,626
                                                                                                                    -------------
                     Total assets .............................................................                       495,206,467
                                                                                                                    -------------
=================================================================================================================================
Liabilities:         Payables:
                       Reverse repurchase agreements (Note 5) .................................       67,775,000
                       Dividends to shareholders (Note 1g) ....................................        1,969,656
                       Interest expense (Note 5) ..............................................        1,072,008
                       Investment adviser (Note 2) ............................................          158,706       70,975,370
                                                                                                   -------------
                     Accrued expenses and other liabilities ...................................                           273,104
                                                                                                                    -------------
                     Total liabilities ........................................................                        71,248,474
                                                                                                                    -------------
=================================================================================================================================
Net Assets:          Net assets ...............................................................                     $ 423,957,993
                                                                                                                    =============
=================================================================================================================================
Capital:             Capital Stock, $0.10 par value, 200,000,000 shares authorized ............                     $   4,297,463
                     Paid-in capital in excess of par .........................................                       418,307,442
                     Undistributed investment income--net .....................................                        16,399,171
                     Accumulated realized capital losses on investments--net (Note 6) .........                       (25,667,859)
                     Unrealized appreciation on investments--net ..............................                        10,621,776
                                                                                                                    -------------
                     Net assets--Equivalent to $9.87 per share based on 42,974,627
                     shares outstanding (market price--$9.6875) ...............................                     $ 423,957,993
                                                                                                                    =============
=================================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1998
=================================================================================================================================
Investment Income    Interest and amortization of premium and discount earned .................                     $  36,071,391
(Note 1e):           Other ....................................................................                           875,739
                                                                                                                    -------------
                     Total income .............................................................                        36,947,130
                                                                                                                    -------------
=================================================================================================================================
Expenses:            Interest expense (Note 5) ................................................    $   8,010,628
                     Investment advisory fees (Note 2) ........................................        1,717,659
                     Accounting services (Note 2) .............................................          115,467
                     Professional fees ........................................................           92,656
                     Transfer agent fees ......................................................           47,777
                     Custodian fees ...........................................................           42,095
                     Directors' fees and expenses .............................................           40,326
                     Printing and shareholder reports .........................................           31,643
                     Pricing fees .............................................................            4,110
                     Other ....................................................................          142,277
                                                                                                   -------------
                     Total expenses ...........................................................                        10,244,638
                                                                                                                    -------------
                     Investment income--net ...................................................                        26,702,492
                                                                                                                    -------------
=================================================================================================================================
Realized &           Realized loss on investments--net ........................................                        (5,799,847)
Unrealized Gain      Change in unrealized appreciation on investments--net ....................                         2,635,129
(Loss) on                                                                                                           -------------
Investments--Net     Net Increase in Net Assets Resulting from Operations .....................                     $  23,537,774
(Notes 1c, 1e & 3):                                                                                                 =============
=================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended December 31,
                                                                                                   ------------------------------
                     Increase (Decrease) in Net Assets:                                                 1998             1997
=================================================================================================================================
Operations:          Investment income--net ...................................................    $  26,702,492    $  26,369,454
                     Realized gain (loss) on investments--net .................................       (5,799,847)       2,800,039
                     Change in unrealized appreciation on investments--net ....................        2,635,129        3,126,168
                                                                                                   -------------    -------------
                     Net increase in net assets resulting from operations .....................       23,537,774       32,295,661
                                                                                                   -------------    -------------
=================================================================================================================================
Dividends to         Investment income--net ...................................................      (24,531,254)     (24,517,484)
Shareholders                                                                                       -------------    -------------
(Note 1f):           Net decrease in net assets resulting from dividends to shareholders ......      (24,531,254)     (24,517,484)
                                                                                                   -------------    -------------
=================================================================================================================================
Capital Stock        Net decrease in net assets derived from capital stock transactions .......               --       (8,268,027)
Transactions                                                                                       -------------    -------------
(Note 4):
=================================================================================================================================
Net Assets:          Total decrease in net assets .............................................         (993,480)        (489,850)
                     Beginning of year ........................................................      424,951,473      425,441,323
                                                                                                   -------------    -------------
                     End of year* .............................................................    $ 423,957,993    $ 424,951,473
                                                                                                   =============    =============
=================================================================================================================================
                    *Undistributed investment income--net (Note 1h) ...........................    $  16,399,171    $  14,142,933
                                                                                                   =============    =============
=================================================================================================================================

            See Notes to Financial Statements.


                                      8 & 9

                      Income Opportunities Fund 1999, Inc., December 31, 1998

STATEMENT OF CASH FLOWS

                       For the Year Ended December 31, 1998
======================================================================================================================
Cash Provided by       Net increase in net assets resulting from operations .......................    $    23,537,774
Operating Activities:  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                         Decrease in receivables ..................................................          2,166,134
                         Decrease in other assets .................................................              1,594
                         Decrease in other liabilities ............................................         (1,480,152)
                         Realized and unrealized loss on investments--net .........................          3,164,718
                         Amortization of premium and discount--net ................................          3,149,826
                                                                                                       ---------------
                       Net cash provided by operating activities ..................................         30,539,894
                                                                                                       ---------------
======================================================================================================================
Cash Provided by       Proceeds from principal payments and sales of long-term securities .........        519,167,523
Investing Activities:  Purchases of long-term securities ..........................................       (371,681,713)
                       Purchases of short-term investments ........................................     (1,183,258,071)
                       Proceeds from sales and maturities of short-term investments ...............      1,169,949,780
                                                                                                       ---------------
                       Net cash provided by investing activities ..................................        134,177,519
                                                                                                       ---------------
======================================================================================================================
Cash Used for          Cash receipts from borrowings ..............................................        149,006,488
Financing Activities:  Cash payments on borrowings ................................................       (288,949,488)
                       Dividends paid to shareholders .............................................        (24,775,350)
                                                                                                       ---------------
                       Net cash used for financing activities .....................................       (164,718,350)
                                                                                                       ---------------
======================================================================================================================
Cash:                  Net decrease in cash .......................................................               (937)
                       Cash at beginning of year ..................................................                937
                                                                                                       ---------------
                       Cash at end of year ........................................................    $            --
                                                                                                       ===============
======================================================================================================================
Cash Flow              Cash paid for interest .....................................................    $     9,595,055
Information:                                                                                           ===============
======================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been
                      derived from information provided in the financial
                      statements.                                                       For the Year Ended December 31,
                                                                             ----------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                  1998+      1997+      1996+      1995       1994
=================================================================================================================================
Per Share             Net asset value, beginning of year ................... $   9.89   $   9.69   $   9.50   $   8.22   $   9.32
Operating                                                                    --------   --------   --------   --------   --------
Performance:          Investment income--net ...............................      .62        .61        .60        .55        .60
                      Realized and unrealized gain (loss) on
                      investments--net .....................................     (.07)       .16        .09       1.23      (1.11)
                                                                             --------   --------   --------   --------   --------
                      Total from investment operations .....................      .55        .77        .69       1.78       (.51)
                                                                             --------   --------   --------   --------   --------
                      Less dividends from investment income--net ...........     (.57)      (.57)      (.50)      (.50)      (.59)
                                                                             --------   --------   --------   --------   --------
                      Net asset value, end of year ......................... $   9.87   $   9.89   $   9.69   $   9.50   $   8.22
                                                                             ========   ========   ========   ========   ========
                      Market price per share, end of year .................. $ 9.6875   $ 9.5625   $   9.00   $   8.25   $  7.375
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Total Investment      Based on market price per share ......................     7.42%     12.90%     15.53%     19.00%     (9.18%)
Return:*                                                                     ========   ========   ========   ========   ========
                      Based on net asset value per share ...................     5.82%      8.45%      8.02%     22.94%     (4.97%)
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Ratios to Average     Expenses, excluding interest expense .................      .52%       .63%       .65%       .69%       .67%
Net Assets:                                                                  ========   ========   ========   ========   ========
                      Expenses .............................................     2.39%      3.30%      3.36%      3.70%      2.80%
                                                                             ========   ========   ========   ========   ========
                      Investment income--net ...............................     6.24%      6.24%      6.29%      5.98%      6.93%
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Supplemental          Net assets, end of year (in thousands) ............... $423,958   $424,951   $425,441   $470,683   $439,767
Data:                                                                        ========   ========   ========   ========   ========
                      Portfolio turnover ...................................    66.64%     61.65%     60.96%     60.70%     94.71%
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================
Leverage:             Amount of borrowings outstanding, end of year
                      (in thousands) ....................................... $ 67,775   $207,718   $208,501   $228,654   $217,236
                                                                             ========   ========   ========   ========   ========
                      Average amount of borrowings outstanding during
                      the year (in thousands) .............................. $132,298   $196,232   $206,923   $226,188   $239,251
                                                                             ========   ========   ========   ========   ========
                      Average amount of borrowings per share during the
                      year ................................................. $   3.08   $   4.57   $   4.42   $   4.39   $   4.39
                                                                             ========   ========   ========   ========   ========
=================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.


                                     10 & 11

                         Income Opportunities Fund 1999, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Income Opportunities Fund 1999, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund is anticipated to terminate on or about December 31, 1999. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol IOF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Corporate debt securities, mortgage-backed securities, municipal securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers or by a pricing service approved by the Fund's Board of Directors. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by and under the direction of the Fund's Board of Directors. Any securities denominated in a currency other than US dollars will be translated into US dollars on the valuation date.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of taxable net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to taxable net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distribution.

(g) Short sales--When the Fund engages in a short-sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the market value of the securities in the segregated account.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $85,000 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.40% of the Fund's average weekly net assets from September 1, 1997 through termination of the Fund.

During the year ended December 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $2,302 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1998 were $371,681,713 and $519,588,025, respectively.


                                    12 & 13

                         Income Opportunities Fund 1999, Inc., December 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Net realized gains (losses) for the year ended December 31, 1998 and net unrealized gains (losses) as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .....................     $(5,769,557)       $10,830,713
Financial futures contracts ...............         (87,790)          (208,937)
Options purchased .........................         (16,406)                --
Options written ...........................          73,906                 --
                                                -----------        -----------
Total .....................................     $(5,799,847)       $10,621,776
                                                ===========        ===========
--------------------------------------------------------------------------------

As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $10,830,713, of which $13,460,654 related to appreciated securities and $2,629,941 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $481,205,919.

Transactions in call options written for the year ended December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                               Nominal Value
                                                 Covered by          Premiums
                                              Options Written        Received
--------------------------------------------------------------------------------
Outstanding call options written,
beginning of year .........................              --                 --
Options written ...........................       1,025,000        $   134,570
Options exercised .........................        (505,000)           (60,664)
Options expired ...........................        (520,000)           (73,906)
                                                -----------        -----------
Outstanding call options written,
end of year ...............................              --        $        --
                                                ===========        ===========
--------------------------------------------------------------------------------

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share.

Shares issued and outstanding during the year ended December 31, 1998 remained constant and during the year ended December 31, 1997 the Fund repurchased 908,800 shares of capital stock at an average market price of $9.10, all of which have been retired.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

For the year ended December 31, 1998, the average amount outstanding was approximately $132,298,000 and the daily weighted average interest rate was 6.02%.

6. Capital Loss Carryforward:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $25,785,000, of which $12,114,000 expires in 2002, $7,670,000 expires in 2003 and $6,001,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Income Opportunities Fund 1999, Inc.

We have audited the accompanying statement of assets, liabilities and capital of Income Opportunities Fund 1999, Inc., including the schedule of investments, as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Opportunities Fund 1999, Inc. at December 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP

Princeton, New Jersey
February 1, 1999


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Income Opportunities Fund 1999, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatil-ity of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield.

Income Opportunities
Fund 1999, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16390--12/98

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